                                                                   EXHIBIT: 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: October 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                $   9,927,351.61

RECEIPTS:
     1. Receipts from Operations                                 $              -
         Receipts from Operations (Received by Parent)           $      11,543.00
     2. Other Receipts                                           $      12,279.53
         Other receipts (Received by Parent or Affiliates)       $     500,000.00
                                                                 ----------------
TOTAL RECEIPTS                                                   $     523,822.53
Less:  Receipts received by Parent or Affiliates                 $    (511,543.00)
                                                                 ----------------
ADJUSTED TOTAL RECEIPTS                                          $      12,279.53

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                             $              -
         b. Others                                               $              -
     4. Taxes
         a. Federal Income Taxes                                 $              -
         b. FICA Withholdings                                    $              -
         c. Employee's withholdings                              $              -
         d. Employer's FICA                                      $              -
         e. Federal Unemployment Taxes                           $              -
         f. State Income Tax                                     $              -
         g. State Employee withholdings                          $              -
         h. All other state taxes                                $              -

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                          $      30,963.92
         b. Utilities                                            $              -
         c. Insurance                                            $              -
         d. Merchandise bought for manufacture or sell           $              -
         e. Other necessary expenses
            Office Supplies & Expenses                           $              -
            Other                                                $         250.00
                                                                 ----------------
TOTAL DISBURSEMENTS                                              $      31,213.92
Less:  Disbursements made by Parent or Affiliates                $     (31,213.92)
                                                                 ----------------
ADJUSTED TOTAL DISBURSEMENTS                                     $              -
                                                                 ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD              $      12,279.53

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.           $              -
                                                                 ----------------
ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130        $   9,939,631.14
                                                                 ----------------
ENDING BALANCE IN ALL ACCOUNTS                                   $   9,939,631.14
                                                                 ================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2002

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130

DATE RECEIVED                               DESCRIPTION                                    AMOUNT
-------------                               -----------                                    ------
  10/1/2002         Interest Received                                                       $ 12,279.53
                                                                                   --------------------
                                                            Total WATP Receipts             $ 12,279.53
                                                                                   ====================

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: October 31, 2002

STATEMENT OF INVENTORY
----------------------
    Beginning Inventory               $      -
    Add: purchases                    $      -
    Less: goods sold                  $      -
                                      --------
    Ending inventory                  $      -
                                      ========
PAYROLL INFORMATION STATEMENT
-----------------------------
    Gross payroll for this period     $      -
    Payroll taxes due but unpaid      $      -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                            DATE REGULAR           AMOUNT OF             NUMBER OF            AMOUNT OF
     NAME OF CREDITOR/LESSOR               PAYMENT IS DUE       REGULAR PAYMENT     PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
     -----------------------               --------------       ---------------     -------------------    -------------------
North Atlanta Realty                           Monthly           $28,021.13                        -        $              -
GE Capital (Copier Lease)                      Monthly           $   575.72                        -        $              -
Toshiba Easy Lease (Fax)                       Monthly           $    84.41                        6        $         506.46
Toshiba Easy Lease (Fax)                       Monthly           $    35.11                        6        $         210.66
GE Capital (Copier/Fax Lease)                  Monthly           $   612.83                        6        $       3,676.98
Ascom/Hasler (Postage Meter)                   Quarterly         $   181.15                        -        $              -
Ascom/Hasler (Postage Meter)                   Quarterly         $   719.04                        1        $         719.04
Imperial Business Credit (Postage Meter)       Quarterly         $   497.83                        1        $         497.83

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: October 31, 2002

STATEMENT OF AGED RECEIVABLES

                                                                   3RD PARTY         INTERCOMPANY             TOTAL
                                                             ------------------------------------------------------------
ACCOUNTS RECEIVABLE
                   Beginning of month balance                $   13,697,913.57     $   17,312,966.99    $   31,010,880.56
                   Add: sales on account                     $               -     $               -    $               -
                           expenses paid for affiliate       $               -     $               -    $               -
                           cash advanced to affiliate        $               -     $               -    $               -
                   Less: collections                         $      (11,543.00)    $      511,543.00    $      500,000.00
                                                             ------------------------------------------------------------
                   End of month balance                      $   13,686,370.57     $   17,824,509.99    $   31,510,880.56
                                                             ============================================================

0-30 Days    31-60 Days    61-90 Days     Over 90 Days       End of Month Total
---------    ----------    ----------    --------------      ------------------
$       -    $        -    $        -    $ 13,686,370.57     $    13,686,370.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                     3RD PARTY        INTERCOMPANY         TOTAL
                                                   --------------------------------------------------
Beginning of month balance                         $    7,293.23     $   534,609.41    $      541,902.64
Add: sales on account                              $   31,137.26     $            -    $       31,137.26
        Cash received on behalf of Affiliate       $           -     $            -    $               -
        Cash received from Affiliate               $           -     $            -    $               -
Less: payments                                     $  (31,213.92)    $    31,213.92    $               -
                                                   -----------------------------------------------------
End of month balance                               $    7,216.57     $   565,823.33    $      573,039.90
                                                   =====================================================

0-30 Days    31-60 Days    61-90 Days     Over 90 Days       End of Month Total
---------    ----------    ----------    --------------      ------------------
$  173.34    $        -    $        -    $     7,043.23      $         7,216.57

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: October 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.        Federal income taxes                 Yes (X)                   No ( )
2.        FICA withholdings                    Yes (X)                   No ( )
3.        Employee's withholdings              Yes (X)                   No ( )
4.        Employer's FICA                      Yes (X)                   No ( )
5.        Federal unemployment taxes           Yes (X)                   No ( )
6.        State income tax                     Yes (X)                   No ( )
7.        State employee withholdings          Yes (X)                   No ( )
8.        All other state taxes                   See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                               _______________________________
                                               For the Debtor In Possession

                                               Henry C. Lyon
                                               Designated Officer

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: November 30, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                $   9,939,631.14

RECEIPTS:
     1. Receipts from Operations                                 $              -
         Receipts from Operations (Received by Parent)           $      34,395.00
     2. Other Receipts                                           $      12,589.88
         Other receipts (Received by Parent or Affiliates)       $              -
                                                                 ----------------
TOTAL RECEIPTS                                                   $      46,984.88
Less:  Receipts received by Parent or Affiliates                 $     (34,395.00)
                                                                 ----------------
ADJUSTED TOTAL RECEIPTS                                          $      12,589.88

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                             $              -
         b. Others                                               $              -
     4. Taxes
         a. Federal Income Taxes                                 $              -
         b. FICA Withholdings                                    $              -
         c. Employee's withholdings                              $              -
         d. Employer's FICA                                      $              -
         e. Federal Unemployment Taxes                           $              -
         f. State Income Tax                                     $              -
         g. State Employee withholdings                          $              -
         h. All other state taxes                                $              -

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                          $      30,963.92
         b. Utilities                                            $              -
         c. Insurance                                            $              -
         d. Merchandise bought for manufacture or sell           $              -
         e. Other necessary expenses
            Office Supplies & Expenses                           $         173.34
            Other                                                $         750.00
                                                                 ----------------
TOTAL DISBURSEMENTS                                              $      31,887.26
Less:  Disbursements made by Parent or Affiliates                $     (31,887.26)
                                                                 ----------------
ADJUSTED TOTAL DISBURSEMENTS                                     $              -
                                                                 ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD              $      12,589.88

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.           $              -
                                                                 ----------------
ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130        $   9,952,221.02
                                                                 ----------------
ENDING BALANCE IN ALL ACCOUNTS                                   $   9,952,221.02
                                                                 ================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2002

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130

DATE RECEIVED                                      DESCRIPTION                                        AMOUNT
-------------                                      -----------                                     -----------
  11/1/2002         Interest Received                                                              $ 12,589.88
                                                                                                   -----------
                                                                           Total WATP Receipts     $ 12,589.88
                                                                                                   ===========

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: November 30, 2002

STATEMENT OF INVENTORY
----------------------
    Beginning Inventory                              $             -
    Add: purchases                                   $             -
    Less: goods sold                                 $             -
                                                     ---------------
    Ending inventory                                 $             -
                                                     ===============
PAYROLL INFORMATION STATEMENT
-----------------------------
    Gross payroll for this period                    $             -
    Payroll taxes due but unpaid                     $             -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                            DATE REGULAR           AMOUNT OF               NUMBER OF                  AMOUNT OF
            NAME OF CREDITOR/LESSOR        PAYMENT IS DUE       REGULAR PAYMENT       PAYMENTS DELINQUENT        PAYMENTS DELINQUENT
            -----------------------        --------------       ----------------      -------------------        -------------------
North Atlanta Realty                           Monthly           $    28,021.13                        -           $               -
GE Capital (Copier Lease)                      Monthly           $       575.72                        -           $               -
Toshiba Easy Lease (Fax)                       Monthly           $        84.41                        6           $          506.46
Toshiba Easy Lease (Fax)                       Monthly           $        35.11                        6           $          210.66
GE Capital (Copier/Fax Lease)                  Monthly           $       612.83                        6           $        3,676.98
Ascom/Hasler (Postage Meter)                   Quarterly         $       181.15                        -           $               -
Ascom/Hasler (Postage Meter)                   Quarterly         $       719.04                        1           $          719.04
Imperial Business Credit (Postage Meter)       Quarterly         $       497.83                        1           $          497.83

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: November 30, 2002



STATEMENT OF AGED RECEIVABLES                                  3RD PARTY            INTERCOMPANY            TOTAL
-----------------------------                               ------------------------------------------------------------
ACCOUNTS RECEIVABLE
                  Beginning of month balance                $   13,686,370.57     $   17,824,509.99    $   31,510,880.56
                  Add: sales on account                     $               -     $               -    $               -
                          expenses paid for affiliate       $               -     $               -    $               -
                          cash advanced to affiliate        $               -     $               -    $               -
                  Less: collections                         $      (34,395.00)    $       34,395.00    $               -
                                                            ------------------------------------------------------------
                  End of month balance                      $   13,651,975.57     $   17,858,904.99    $   31,510,880.56
                                                            ============================================================

0-30 Days    31-60 Days    61-90 Days     Over 90 Days       End of Month Total
---------    ----------    ----------    ---------------     ------------------
$       -    $        -    $        -    $ 13,651,975.57     $    13,651,975.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)         3RD PARTY        INTERCOMPANY           TOTAL
---------------------------------------------       ------------------------------------------------------
Beginning of month balance                          $    7,216.57     $  565,823.33     $       573,039.90
Add: sales on account                               $   31,713.92     $           -     $        31,713.92
        Cash received on behalf of Affiliate        $           -     $           -     $                -
        Cash received from Affiliate                $           -     $           -     $                -
Less: payments                                      $  (31,887.26)    $   31,887.26     $                -
                                                    ------------------------------------------------------
End of month balance                                $    7,043.23     $  597,710.59     $       604,753.82
                                                    ======================================================

0-30 Days    31-60 Days    61-90 Days     Over 90 Days       End of Month Total
---------    ----------    ----------    ---------------     ------------------
$      -     $        -    $        -    $      7,043.23     $         7,043.23

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: November 30, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

        1.       Federal income taxes                   Yes (X)       No ( )

        2.       FICA withholdings                      Yes (X)       No ( )

        3.       Employee's withholdings                Yes (X)       No ( )

        4.       Employer's FICA                        Yes (X)       No ( )

        5.       Federal unemployment taxes             Yes (X)       No ( )

        6.       State income tax                       Yes (X)       No ( )

        7.       State employee withholdings            Yes (X)       No ( )

        8.       All other state taxes                        See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                               _________________________________
                                               For the Debtor In Possession

                                               Henry C. Lyon
                                               Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: December 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                       $  9,952,221.02

RECEIPTS:
        1. Receipts from Operations                                     $             -
             Receipts from Operations (Received by Parent)              $    493,386.00
        2. Other Receipts                                               $     11,091.14
             Other receipts (Received by Parent or Affiliates)          $  2,514,850.00
                                                                        ---------------

TOTAL RECEIPTS                                                          $  3,019,327.14
Less:  Receipts received by Parent or Affiliates                        $ (3,008,236.00)
                                                                        ---------------
ADJUSTED TOTAL RECEIPTS                                                 $     11,091.14

DISBURSEMENTS
        3. Net Payroll
             a. Officers                                                $             -
             b. Others                                                  $             -
        4. Taxes
             a. Federal Income Taxes                                    $             -
             b. FICA Withholdings                                       $             -
             c. Employee's withholdings                                 $             -
             d. Employer's FICA                                         $             -
             e. Federal Unemployment Taxes                              $             -
             f. State Income Tax                                        $             -
             g. State Employee withholdings                             $             -
             h. All other state taxes                                   $             -

        5. Necessary Expenses
             a. Rent or mortgage payment(s)                             $     30,963.92
             b. Utilities                                               $             -
             c. Insurance                                               $             -
             d. Merchandise bought for manufacture or sell              $             -
             e. Other necessary expenses
                 Office Supplies & Expenses                             $             -
                 Other                                                  $             -
                                                                        ---------------

TOTAL DISBURSEMENTS                                                     $     30,963.92
Less:  Disbursements made by Parent or Affiliates                       $    (30,963.92)
                                                                        ---------------
ADJUSTED TOTAL DISBURSEMENTS                                            $             -
                                                                        ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                     $     11,091.14

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                  $             -
                                                                        ---------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130               $  9,963,312.16
                                                                        ---------------

ENDING BALANCE IN ALL ACCOUNTS                                          $  9,963,312.16
                                                                        ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2002

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED                        DESCRIPTION                          AMOUNT
-------------                        -----------                        -----------
  12/2/2002          Interest Received                                  $ 11,091.14
                                                                        -----------
                                               Total WATP Receipts      $ 11,091.14
                                                                        ===========

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: December 31, 2002

STATEMENT OF INVENTORY
     Beginning Inventory                       $      -
     Add: purchases                            $      -
     Less: goods sold                          $      -
                                               --------
     Ending inventory                          $      -
                                               ========
PAYROLL INFORMATION STATEMENT
     Gross payroll for this period             $      -
     Payroll taxes due but unpaid              $      -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                             DATE REGULAR       AMOUNT OF            NUMBER OF              AMOUNT OF
        NAME OF CREDITOR/LESSOR             PAYMENT IS DUE    REGULAR PAYMENT   PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
----------------------------------------    --------------    ---------------   -------------------    -------------------
North Atlanta Realty                            Monthly       $     28,021.13                     -    $                 -
GE Capital (Copier Lease)                       Monthly       $        575.72                     -    $                 -
Toshiba Easy Lease (Fax)                        Monthly       $         84.41                     6    $            506.46
Toshiba Easy Lease (Fax)                        Monthly       $         35.11                     6    $            210.66
GE Capital (Copier/Fax Lease)                   Monthly       $        612.83                     6    $          3,676.98
Ascom/Hasler (Postage Meter)                   Quarterly      $        181.15                     -    $                 -
Ascom/Hasler (Postage Meter)                   Quarterly      $        719.04                     1    $            719.04
Imperial Business Credit (Postage Meter)       Quarterly      $        497.83                     1    $            497.83

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: December 31, 2002

STATEMENT OF AGED RECEIVABLES

                                                       3RD PARTY        INTERCOMPANY              TOTAL
                                                    ---------------    ---------------       ---------------
ACCOUNTS RECEIVABLE
   Beginning of month balance                       $ 13,651,975.57    $ 17,858,904.99       $ 31,510,880.56
   Add: sales on account                            $             -    $             -       $             -
        expenses paid for affiliate                 $             -    $             -       $             -
        cash advanced to affiliate                  $             -    $             -       $             -
   Less: collections                                $   (493,386.00)   $  3,008,236.00       $  2,514,850.00
                                                    ---------------    ---------------       ---------------
   End of month balance                             $ 13,158,589.57    $ 20,867,140.99       $ 34,025,730.56
                                                    ===============    ===============       ===============

0-30 Days       31-60 Days      61-90 Days       Over 90 Days           End of Month Total
---------       ----------      ----------      ---------------         ------------------
$       -       $        -      $        -      $ 13,158,589.57         $    13,158,589.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                       3RD PARTY        INTERCOMPANY             TOTAL
                                                    ---------------    ---------------       ---------------
Beginning of month balance                          $      7,043.23    $    597,710.59       $    604,753.82
Add: sales on account                               $     30,963.92    $             -       $     30,963.92
        Cash received on behalf of Affiliate        $             -    $             -       $             -
        Cash received from Affiliate                $             -    $             -       $             -
Less: payments                                      $    (30,963.92)   $     30,963.92       $             -
                                                    ---------------    ---------------       ---------------
End of month balance                                $      7,043.23    $    628,674.51       $    635,717.74
                                                    ===============    ===============       ===============

0-30 Days      31-60 Days      61-90 Days        Over 90 Days           End of Month Total
---------      ----------      ----------        ------------           ------------------
$       -      $        -      $        -        $   7,043.23           $         7,043.23

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: December 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

        1.      Federal income taxes                 Yes (X)        No ( )

        2.      FICA withholdings                    Yes (X)        No ( )

        3.      Employee's withholdings              Yes (X)        No ( )

        4.      Employer's FICA                      Yes (X)        No ( )

        5.      Federal unemployment taxes           Yes (X)        No ( )

        6.      State income tax                     Yes (X)        No ( )

        7.      State employee withholdings          Yes (X)        No ( )

        8.      All other state taxes                     See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                            ____________________________________
                                            For the Debtor In Possession

                                            Henry C. Lyon
                                            Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: January 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                      $  9,963,312.16

RECEIPTS:
        1. Receipts from Operations                                    $             -
             Receipts from Operations (Received by Parent)             $      4,173.00
        2. Other Receipts                                              $     10,652.71
             Other receipts (Received by Parent or Affiliates)         $             -
                                                                       ---------------

TOTAL RECEIPTS                                                         $     14,825.71
Less:  Receipts received by Parent or Affiliates                       $     (4,173.00)
                                                                       ---------------
ADJUSTED TOTAL RECEIPTS                                                $     10,652.71

DISBURSEMENTS
        3. Net Payroll
             a. Officers                                               $             -
             b. Others                                                 $             -
        4. Taxes
             a. Federal Income Taxes                                   $             -
             b. FICA Withholdings                                      $             -
             c. Employee's withholdings                                $             -
             d. Employer's FICA                                        $             -
             e. Federal Unemployment Taxes                             $             -
             f. State Income Tax                                       $             -
             g. State Employee withholdings                            $             -
             h. All other state taxes                                  $             -
        5. Necessary Expenses
             a. Rent or mortgage payment(s)                            $     32,121.90
             b. Utilities                                              $             -
             c. Insurance                                              $             -
             d. Merchandise bought for manufacture or sell             $             -
             e. Other necessary expenses
                 Office Supplies & Expenses                            $             -
                 Other                                                 $             -
                                                                       ---------------

TOTAL DISBURSEMENTS                                                    $     32,121.90
Less:  Disbursements made by Parent or Affiliates                      $    (32,121.90)
                                                                       ---------------
ADJUSTED TOTAL DISBURSEMENTS                                           $             -
                                                                       ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                    $     10,652.71

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                 $             -
                                                                       ---------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130              $  9,973,964.87
                                                                       ---------------

ENDING BALANCE IN ALL ACCOUNTS                                         $  9,973,964.87
                                                                       ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED                        DESCRIPTION                           AMOUNT
-------------                        -----------                        -----------
   1/2/2003          Interest Received                                  $ 10,652.71
                                                                        -----------
                                               Total WATP Receipts      $ 10,652.71
                                                                        ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: January 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory                  $       -
Add: purchases                       $       -
Less: goods sold                     $       -
                                     ---------
Ending inventory                     $       -
                                     =========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period        $       -
Payroll taxes due but unpaid         $       -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                             DATE REGULAR        AMOUNT OF            NUMBER OF              AMOUNT OF
         NAME OF CREDITOR/LESSOR            PAYMENT IS DUE    REGULAR PAYMENT   PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
----------------------------------------    --------------    ---------------   -------------------    -------------------
North Atlanta Realty                           Monthly        $     32,121.90                     -    $                 -
GE Capital (Copier Lease)                      Monthly        $        575.72                     -    $                 -
Toshiba Easy Lease (Fax)                       Monthly        $         84.41                     6    $            506.46
Toshiba Easy Lease (Fax)                       Monthly        $         35.11                     6    $            210.66
GE Capital (Copier/Fax Lease)                  Monthly        $        612.83                     6    $          3,676.98
Ascom/Hasler (Postage Meter)                  Quarterly       $        181.15                     -    $                 -
Ascom/Hasler (Postage Meter)                  Quarterly       $        719.04                     1    $            719.04
Imperial Business Credit (Postage Meter)      Quarterly       $        497.83                     1    $            497.83

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: January 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                       3RD PARTY        INTERCOMPANY              TOTAL
                                                    ---------------    ---------------       ---------------
ACCOUNTS RECEIVABLE
     Beginning of month balance                     $ 13,158,589.57    $ 20,867,140.99       $ 34,025,730.56
     Add: sales on account                          $             -    $             -       $             -
             expenses paid for affiliate            $             -    $             -       $             -
             cash advanced to affiliate             $             -    $             -       $             -
     Less: collections                              $     (4,173.00)   $      4,173.00       $             -
                                                    ---------------    ---------------       ---------------
     End of month balance                           $ 13,154,416.57    $ 20,871,313.99       $ 34,025,730.56
                                                    ===============    ===============       ===============

0-30 Days        31-60 Days      61-90 Days        Over 90 Days          End of Month Total
---------        ----------      ----------       ---------------        ------------------
$       -        $        -      $        -       $ 13,154,416.57        $    13,154,416.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                       3RD PARTY         INTERCOMPANY             TOTAL
                                                    ---------------    ---------------       ---------------
Beginning of month balance                          $      7,043.23    $    628,674.51       $    635,717.74
Add: sales on account                               $     32,121.90    $             -       $     32,121.90
        Cash received on behalf of Affiliate        $             -    $             -       $             -
        Cash received from Affiliate                $             -    $             -       $             -
Less: payments                                      $    (32,121.90)   $     32,121.90       $             -
                                                    ---------------    ---------------       ---------------
End of month balance                                $      7,043.23    $    660,796.41       $    667,839.64
                                                    ===============    ===============       ===============

0-30 Days       31-60 Days        61-90 Days       Over 90 Days         End of Month Total
---------       ----------        ----------       ------------         ------------------
$       -       $        -        $        -       $   7,043.23         $         7,043.23

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: January 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

        1.      Federal income taxes               Yes (X)         No ( )

        2.      FICA withholdings                  Yes (X)         No ( )

        3.      Employee's withholdings            Yes (X)         No ( )

        4.      Employer's FICA                    Yes (X)         No ( )

        5.      Federal unemployment taxes         Yes (X)         No ( )

        6.      State income tax                   Yes (X)         No ( )

        7.      State employee withholdings        Yes (X)         No ( )

        8.      All other state taxes                      See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                    ____________________________________________
                                    For the Debtor In Possession

                                    Henry C. Lyon
                                    Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: February 28, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                            $ 9,973,964.87

RECEIPTS:

     1. Receipts from Operations                             $            -
         Receipts from Operations (Received by Parent)       $     4,173.00
     2. Other Receipts                                       $    17,912.77
         Other receipts (Received by Parent or Affiliates)   $            -
                                                             --------------

TOTAL RECEIPTS                                               $    22,085.77
Less: Receipts received by Parent or Affiliates              $    (4,173.00)
                                                             --------------
ADJUSTED TOTAL RECEIPTS                                      $    17,912.77

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                         $            -
         b. Others                                           $            -
     4. Taxes
         a. Federal Income Taxes                             $            -
         b. FICA Withholdings                                $            -
         c. Employee's withholdings                          $            -
         d. Employer's FICA                                  $            -
         e. Federal Unemployment Taxes                       $            -
         f. State Income Tax                                 $            -
         g. State Employee withholdings                      $            -
         h. All other state taxes                            $            -

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                      $    32,121.90
         b. Utilities                                        $            -
         c. Insurance                                        $            -
         d. Merchandise bought for manufacture or sell       $            -
         e. Other necessary expenses
            Office Supplies & Expenses                       $       185.50
            Other                                            $            -
                                                             --------------

TOTAL DISBURSEMENTS                                          $    32,307.40
Less: Disbursements made by Parent or Affiliates             $   (32,307.40)
                                                             --------------
ADJUSTED TOTAL DISBURSEMENTS                                 $            -

                                                             --------------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD          $    17,912.77

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.       $            -
                                                             --------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130    $ 9,991,877.64

                                                             --------------
ENDING BALANCE IN ALL ACCOUNTS                               $ 9,991,877.64
                                                             ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                 EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 28, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED      DESCRIPTION                             AMOUNT
-------------   -----------------                       -----------
   2/1/2003     Interest Received                       $  9,931.03
  2/28/2003     Interest Received                       $  7,981.74
                                                        -----------
                                    Total WATP Receipts $ 17,912.77
                                                        ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: February 28, 2003

STATEMENT OF INVENTORY

    Beginning Inventory             $          -
    Add: purchases                  $          -
    Less: goods sold                $          -
                                    ------------
    Ending inventory                $          -
                                    ============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period   $          -
    Payroll taxes due but unpaid    $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                            DATE REGULAR       AMOUNT OF          NUMBER OF              AMOUNT OF
            NAME OF CREDITOR/LESSOR        PAYMENT IS DUE   REGULAR PAYMENT  PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
----------------------------------------   --------------   ---------------  -------------------   -------------------
North Atlanta Realty                          Monthly       $    32,121.90                     -   $                 -
GE Capital (Copier Lease)                     Monthly       $       575.72                     -   $                 -
Toshiba Easy Lease (Fax)                      Monthly       $        84.41                     6   $            506.46
Toshiba Easy Lease (Fax)                      Monthly       $        35.11                     6   $            210.66
GE Capital (Copier/Fax Lease)                 Monthly       $       612.83                     6   $          3,676.98
Ascom/Hasler (Postage Meter)                 Quarterly      $       181.15                     -   $                 -
Ascom/Hasler (Postage Meter)                 Quarterly      $       719.04                     1   $            719.04
Imperial Business Credit (Postage Meter)     Quarterly      $       497.83                     1   $            497.83

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: February 28, 2003

STATEMENT OF AGED RECEIVABLES

                                            3RD PARTY       INTERCOMPANY          TOTAL
                                         ---------------   ---------------   ---------------
ACCOUNTS RECEIVABLE
    Beginning of month balance           $ 13,154,416.57   $ 20,871,313.99   $ 34,025,730.56
    Add: sales on account                $             -   $             -   $             -
            expenses paid for affiliate  $             -   $             -   $             -
            cash advanced to affiliate   $             -   $             -   $             -
    Less: collections                    $     (4,173.00)  $      4,173.00   $             -
                                         ---------------   ---------------   ---------------
    End of month balance                 $ 13,150,243.57   $ 20,875,486.99   $ 34,025,730.56
                                         ===============   ===============   ===============

0-30 Days   31-60 Days   61-90 Days    Over 90 Days     End of Month Total
---------   ----------   ----------   ---------------   ------------------
$       -   $        -   $        -   $ 13,150,243.57   $    13,150,243.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                             3RD PARTY     INTERCOMPANY       TOTAL
                                            ------------   ------------   ------------
Beginning of month balance                  $   7,043.23   $ 660,796.41   $ 667,839.64
Add: sales on account                       $  33,057.40   $          -   $  33,057.40
     Cash received on behalf of Affiliate   $          -   $          -   $          -
     Cash received from Affiliate           $          -   $          -   $          -
Less: payments                              $ (32,307.40)  $  32,307.40   $          -
                                            ------------   ------------   ------------
End of month balance                        $   7,793.23   $ 693,103.81   $ 700,897.04
                                            ============   ============   ============

0-30 Days   31-60 Days   61-90 Days   Over 90 Days   End of Month Total
---------   ----------   ----------   ------------   ------------------
$ 750.00    $        -   $        -   $   7,043.23   $         7,793.23

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: February 28, 2003

                                TAX QUESTIONNAIRE

     Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

 1.   Federal income taxes               Yes (X)       No ( )

 2.   FICA withholdings                  Yes (X)       No ( )

 3.   Employee's withholdings            Yes (X)       No ( )

 4.   Employer's FICA                    Yes (X)       No ( )

 5.   Federal unemployment taxes         Yes (X)       No ( )

 6.   State income tax                   Yes (X)       No ( )

 7.   State employee withholdings        Yes (X)       No ( )

 8.   All other state taxes                     See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                          ______________________________________
                                          For the Debtor In Possession

                                          Henry C. Lyon
                                          Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                      For the Month Ending: March 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                            $ 9,991,877.64

RECEIPTS:

     1. Receipts from Operations                             $            -
         Receipts from Operations (Received by Parent)       $     4,173.00
     2. Other Receipts                                       $     8,702.99
         Other receipts (Received by Parent or Affiliates)   $            -
                                                             --------------

TOTAL RECEIPTS                                               $    12,875.99
Less: Receipts received by Parent or Affiliates              $    (4,173.00)
                                                             --------------
ADJUSTED TOTAL RECEIPTS                                      $     8,702.99

DISBURSEMENTS

     3. Net Payroll
         a. Officers                                         $            -
         b. Others                                           $            -
     4. Taxes
         a. Federal Income Taxes                             $            -
         b. FICA Withholdings                                $            -
         c. Employee's withholdings                          $            -
         d. Employer's FICA                                  $            -
         e. Federal Unemployment Taxes                       $            -
         f. State Income Tax                                 $            -
         g. State Employee withholdings                      $            -
         h. All other state taxes                            $            -

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                      $    32,121.90
         b. Utilities                                        $            -
         c. Insurance                                        $            -
         d. Merchandise bought for manufacture or sell       $            -
         e. Other necessary expenses
            Office Supplies & Expenses                       $            -
            Other                                            $       750.00
                                                             --------------

TOTAL DISBURSEMENTS                                          $    32,871.90
Less: Disbursements made by Parent or Affiliates             $   (32,871.90)
                                                             --------------
ADJUSTED TOTAL DISBURSEMENTS                                 $            -

                                                             --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD          $     8,702.99

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.       $            -

                                                             --------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130    $10,000,580.63

                                                             --------------
ENDING BALANCE IN ALL ACCOUNTS                               $10,000,580.63
                                                             ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED      DESCRIPTION                             AMOUNT
-------------   -----------------                       -----------
  3/31/2003     Interest Received                       $  8,702.91
  3/31/2003     Interest Received                       $      0.08
                                                        -----------
                                    Total WATP Receipts $  8,702.99
                                                        ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: March 31, 2003

STATEMENT OF INVENTORY

    Beginning Inventory             $          -
    Add: purchases                  $          -
    Less: goods sold                $          -
                                    ------------
    Ending inventory                $          -
                                    ============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period   $          -
    Payroll taxes due but unpaid    $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                            DATE REGULAR       AMOUNT OF          NUMBER OF              AMOUNT OF
            NAME OF CREDITOR/LESSOR        PAYMENT IS DUE   REGULAR PAYMENT  PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
----------------------------------------   --------------   ---------------  -------------------   -------------------
North Atlanta Realty                          Monthly       $    32,121.90                     -   $                 -
GE Capital (Copier Lease)                     Monthly       $       575.72                     -   $                 -
Toshiba Easy Lease (Fax)                      Monthly       $        84.41                     6   $            506.46
Toshiba Easy Lease (Fax)                      Monthly       $        35.11                     6   $            210.66
GE Capital (Copier/Fax Lease)                 Monthly       $       612.83                     6   $          3,676.98
Ascom/Hasler (Postage Meter)                 Quarterly      $       181.15                     -   $                 -
Ascom/Hasler (Postage Meter)                 Quarterly      $       719.04                     1   $            719.04
Imperial Business Credit (Postage Meter)     Quarterly      $       497.83                     1   $            497.83

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: March 31, 2003

STATEMENT OF AGED RECEIVABLES

        ACCOUNTS RECEIVABLE              3RD PARTY       INTERCOMPANY          TOTAL
                                      ---------------   ---------------   ---------------
Beginning of month balance            $ 13,150,243.57   $ 20,875,486.99   $ 34,025,730.56
Add: sales on account                 $             -   $             -   $             -
        expenses paid for affiliate   $             -   $             -   $             -
        cash advanced to affiliate    $             -   $             -   $             -
Less: collections                     $     (4,173.00)  $      4,173.00   $             -
                                      ---------------   ---------------   ---------------
End of month balance                  $ 13,146,070.57   $ 20,879,659.99   $ 34,025,730.56
                                      ===============   ===============   ===============

0-30 Days   31-60 Days   61-90 Days    Over 90 Days     End of Month Total
---------   ----------   ----------   ---------------   ------------------
$       -   $        -   $        -   $ 13,146,070.57   $    13,146,070.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                             3RD PARTY     INTERCOMPANY       TOTAL
                                            ------------   ------------   ------------
Beginning of month balance                  $   7,793.23   $ 693,103.81   $ 700,897.04
Add: sales on account                       $  32,871.90   $          -   $  32,871.90
     Cash received on behalf of Affiliate   $          -   $          -   $          -
     Cash received from Affiliate           $          -   $          -   $          -
Less: payments                              $ (32,871.90)  $  32,871.90   $          -
                                            ------------   ------------   ------------
End of month balance                        $   7,793.23   $ 725,975.71   $ 733,768.94
                                            ============   ============   ============

0-30 Days   31-60 Days   61-90 Days   Over 90 Days   End of Month Total
---------   ----------   ----------   ------------   ------------------
$ 750.00    $        -   $        -   $   7,043.23   $         7,793.23

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: March 31, 2003

                                TAX QUESTIONNAIRE

     Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

 1.   Federal income taxes               Yes (X)       No ( )

 2.   FICA withholdings                  Yes (X)       No ( )

 3.   Employee's withholdings            Yes (X)       No ( )

 4.   Employer's FICA                    Yes (X)       No ( )

 5.   Federal unemployment taxes         Yes (X)       No ( )

 6.   State income tax                   Yes (X)       No ( )

 7.   State employee withholdings        Yes (X)       No ( )

 8.   All other state taxes                     See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                          ______________________________________
                                          For the Debtor In Possession

                                          Henry C. Lyon
                                          Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                      For the Month Ending: April 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                      $ 10,000,580.63

RECEIPTS:
  1. Receipts from Operations                                          $             -
      Receipts from Operations (Received by Parent)                    $             -
  2. Other Receipts                                                    $      8,330.01
      Other receipts (Received by Parent or Affiliates)                $             -
                                                                       ---------------

TOTAL RECEIPTS                                                         $      8,330.01
Less:  Receipts received by Parent or Affiliates                       $             -
                                                                       ---------------
ADJUSTED TOTAL RECEIPTS                                                $      8,330.01

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                                       $             -
     b. Others                                                         $             -
  4. Taxes
     a. Federal Income Taxes                                           $             -
     b. FICA Withholdings                                              $             -
     c. Employee's withholdings                                        $             -
     d. Employer's FICA                                                $             -
     e. Federal Unemployment Taxes                                     $             -
     f. State Income Tax                                               $             -
     g. State Employee withholdings                                    $             -
     h. All other state taxes                                          $             -

  5. Necessary Expenses
     a. Rent or mortgage payment(s)                                    $     32,121.90
     b. Utilities                                                      $             -
     c. Insurance                                                      $             -
     d. Merchandise bought for manufacture or sell                     $             -
     e. Other necessary expenses
        Office Supplies & Expenses                                     $             -
        Other                                                          $             -
                                                                       ---------------

TOTAL DISBURSEMENTS                                                    $     32,121.90
Less: Disbursements made by Parent or Affiliates                       $    (32,121.90)
                                                                       ---------------
ADJUSTED TOTAL DISBURSEMENTS                                           $             -

                                                                       ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                    $      8,330.01

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                 $             -
                                                                       ---------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130              $ 10,008,910.64

                                                                       ---------------
ENDING BALANCE IN ALL ACCOUNTS                                         $ 10,008,910.64
                                                                       ===============

                             OPERATING REPORT Page 1

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED                     DESCRIPTION                         AMOUNT
-------------                     -----------                         ------
  4/30/2003    Interest Received                                   $    8,329.80
  4/30/2003    Interest Received                                   $        0.21
                                                                   -------------
                                               Total WATP Receipts $    8,330.01
                                                                   =============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: April 30, 2003

STATEMENT OF INVENTORY

Beginning Inventory               $          -
Add: purchases                    $          -
Less: goods sold                  $          -
                                  ------------
Ending inventory                  $          -
                                  ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period     $          -
Payroll taxes due but unpaid      $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                           DATE REGULAR      AMOUNT OF          NUMBER OF             AMOUNT OF
         NAME OF CREDITOR/LESSOR          PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
         -----------------------          --------------  ---------------  -------------------  -------------------
North Atlanta Realty                         Monthly        $ 32,121.90             -               $        -
GE Capital (Copier Lease)                    Monthly        $    575.72             -               $        -
Toshiba Easy Lease (Fax)                     Monthly        $     84.41             6               $   506.46
Toshiba Easy Lease (Fax)                     Monthly        $     35.11             6               $   210.66
GE Capital (Copier/Fax Lease)                Monthly        $    612.83             6               $ 3,676.98
Ascom/Hasler (Postage Meter)                Quarterly       $    181.15             -               $        -
Ascom/Hasler (Postage Meter)                Quarterly       $    719.04             1               $   719.04
Imperial Business Credit (Postage Meter)    Quarterly       $    497.83             1               $   497.83

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: April 30, 2003

STATEMENT OF AGED RECEIVABLES

                                               3RD PARTY      INTERCOMPANY        TOTAL
                                            --------------   --------------   --------------
ACCOUNTS RECEIVABLE
     Beginning of month balance             $13,146,070.57   $20,879,659.99   $34,025,730.56
     Add: sales on account                  $            -   $            -   $            -
          expenses paid for affiliate       $            -   $            -   $            -
          cash advanced to affiliate        $            -   $            -   $            -
     Less: collections                      $            -   $            -   $            -
                                            --------------   --------------   --------------
     End of month balance                   $13,146,070.57   $20,879,659.99   $34,025,730.56
                                            ==============   ==============   ==============

0-30 Days  31-60 Days  61-90 Days    Over 90 Days   End of Month Total
---------  ----------  ----------  ---------------  ------------------
$       -  $        -  $        -  $ 13,146,070.57  $    13,146,070.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                              3RD PARTY       INTERCOMPANY         TOTAL
                                            --------------   --------------   --------------
Beginning of month balance                  $     7,793.23   $   725,975.71   $   733,768.94
Add: sales on account                       $    32,295.24   $            -   $    32,295.24
     Cash received on behalf of Affiliate   $            -   $            -   $            -
     Cash received from Affiliate           $            -   $            -   $            -
Less: payments                              $   (32,121.90)  $    32,121.90   $            -
                                            --------------   --------------   --------------
End of month balance                        $     7,966.57   $   758,097.61   $   766,064.18
                                            ==============   ==============   ==============

0-30 Days  31-60 Days  61-90 Days    Over 90 Days   End of Month Total
---------  ----------  ----------   -------------   ------------------
$ 173.34    $ 750.00   $        -     $ 7,043.23        $ 7,966.57

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: April 30, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.    Federal income taxes                Yes (X)               No ( )

       2.    FICA withholdings                   Yes (X)               No ( )

       3.    Employee's withholdings             Yes (X)               No ( )

       4.    Employer's FICA                     Yes (X)               No ( )

       5.    Federal unemployment taxes          Yes (X)               No ( )

       6.    State income tax                    Yes (X)               No ( )

       7.    State employee withholdings         Yes (X)               No ( )

       8.    All other state taxes                    See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                         _______________________________________
                                         For the Debtor In Possession

                                         Henry C. Lyon
                                         Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                       For the Month Ending: May 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                               $ 10,008,910.64

RECEIPTS:
  1. Receipts from Operations                                   $             -
      Receipts from Operations (Received by Parent)             $      8,346.00
  2. Other Receipts                                             $      8,596.33
      Other receipts (Received by Parent or Affiliates)         $             -
                                                                ---------------

TOTAL RECEIPTS                                                  $     16,942.33
Less: Receipts received by Parent or Affiliates                 $     (8,346.00)
                                                                ---------------
ADJUSTED TOTAL RECEIPTS                                         $      8,596.33

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                                $             -
     b. Others                                                  $             -
  4. Taxes
     a. Federal Income Taxes                                    $             -
     b. FICA Withholdings                                       $             -
     c. Employee's withholdings                                 $             -
     d. Employer's FICA                                         $             -
     e. Federal Unemployment Taxes                              $             -
     f. State Income Tax                                        $             -
     g. State Employee withholdings                             $             -
     h. All other state taxes                                   $             -

  5. Necessary Expenses
     a. Rent or mortgage payment(s)                             $     32,121.90
     b. Utilities                                               $             -
     c. Insurance                                               $             -
     d. Merchandise bought for manufacture or sell              $             -
     e. Other necessary expenses
        Office Supplies & Expenses                              $        173.34
        Other                                                   $        750.00
                                                                ---------------

TOTAL DISBURSEMENTS                                             $     33,045.24
Less: Disbursements made by Parent or Affiliates                $    (33,045.24)
                                                                ---------------
ADJUSTED TOTAL DISBURSEMENTS                                    $             -

                                                                ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD             $      8,596.33

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.          $             -
                                                                ---------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130       $ 10,017,506.97

                                                                ---------------
ENDING BALANCE IN ALL ACCOUNTS                                  $ 10,017,506.97
                                                                ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED                     DESCRIPTION                          AMOUNT
-------------                     -----------                          ------
  5/30/2003    Interest Received                                    $  8,596.33
                                                                    -----------
                                               Total WATP Receipts  $  8,596.33
                                                                    ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: May 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory               $          -
Add: purchases                    $          -
Less: goods sold                  $          -
                                  ------------
Ending inventory                  $          -
                                  ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period     $          -
Payroll taxes due but unpaid      $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                           DATE REGULAR      AMOUNT OF          NUMBER OF             AMOUNT OF
        NAME OF CREDITOR/LESSOR           PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
        -----------------------           --------------  ---------------  -------------------  -------------------
North Atlanta Realty                         Monthly        $ 32,121.90             -                $        -
GE Capital (Copier Lease)                    Monthly        $    575.72             -                $        -
Toshiba Easy Lease (Fax)                     Monthly        $     84.41             6                $   506.46
Toshiba Easy Lease (Fax)                     Monthly        $     35.11             6                $   210.66
GE Capital (Copier/Fax Lease)                Monthly        $    612.83             6                $ 3,676.98
Ascom/Hasler (Postage Meter)                Quarterly       $    181.15             -                $        -
Ascom/Hasler (Postage Meter)                Quarterly       $    719.04             1                $   719.04
Imperial Business Credit (Postage Meter)    Quarterly       $    497.83             1                $   497.83

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: May 31, 2003

STATEMENT OF AGED RECEIVABLES

                                               3RD PARTY        INTERCOMPANY         TOTAL
                                            ---------------   ---------------   ---------------
ACCOUNTS RECEIVABLE
    Beginning of month balance              $ 13,146,070.57   $ 20,879,659.99   $ 34,025,730.56
    Add: sales on account                   $             -   $             -   $             -
         expenses paid for affiliate        $             -   $             -   $             -
         cash advanced to affiliate         $             -   $             -   $             -
    Less: collections                       $     (8,346.00)  $      8,346.00   $             -
                                            ---------------   ---------------   ---------------
    End of month balance                    $ 13,137,724.57   $ 20,888,005.99   $ 34,025,730.56
                                            ===============   ===============   ===============

0-30 Days  31-60 Days  61-90 Days    Over 90 Days   End of Month Total
---------  ----------  ----------    ------------   ------------------
$       -  $        -  $        -  $ 13,137,724.57    $ 13,137,724.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                               3RD PARTY        INTERCOMPANY          TOTAL
                                            ---------------   ---------------   ---------------
Beginning of month balance                  $      7,966.57   $    758,097.61   $    766,064.18
Add: sales on account                       $     32,121.90   $             -   $     32,121.90
     Cash received on behalf of Affiliate   $             -   $             -   $             -
     Cash received from Affiliate           $             -   $             -   $             -
Less: payments                              $    (33,045.24)  $     33,045.24   $             -
                                            ---------------   ---------------   ---------------
End of month balance                        $      7,043.23   $    791,142.85   $    798,186.08
                                            ===============   ===============   ===============

0-30 Days  31-60 Days  61-90 Days    Over 90 Days   End of Month Total
---------  ----------  ----------    ------------   ------------------
$       -  $        -  $        -     $ 7,043.23        $ 7,043.23

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: May 31, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.    Federal income taxes               Yes (X)                 No ( )

       2.    FICA withholdings                  Yes (X)                 No ( )

       3.    Employee's withholdings            Yes (X)                 No ( )

       4.    Employer's FICA                    Yes (X)                 No ( )

       5.    Federal unemployment taxes         Yes (X)                 No ( )

       6.    State income tax                   Yes (X)                 No ( )

       7.    State employee withholdings        Yes (X)                 No ( )

       8.    All other state taxes                   See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                      __________________________________________
                                      For the Debtor In Possession

                                      Henry C. Lyon
                                      Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                           $ 10,017,506.97

RECEIPTS:
  1. Receipts from Operations                               $             -
      Receipts from Operations (Received by Parent)         $             -
  2. Other Receipts                                         $      7,961.03
      Other receipts (Received by Parent or Affiliates)     $             -
                                                            ---------------

TOTAL RECEIPTS                                              $      7,961.03
Less: Receipts received by Parent or Affiliates             $             -
                                                            ---------------
ADJUSTED TOTAL RECEIPTS                                     $      7,961.03

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                            $             -
     b. Others                                              $             -
  4. Taxes
     a. Federal Income Taxes                                $             -
     b. FICA Withholdings                                   $             -
     c. Employee's withholdings                             $             -
     d. Employer's FICA                                     $             -
     e. Federal Unemployment Taxes                          $             -
     f. State Income Tax                                    $             -
     g. State Employee withholdings                         $             -
     h. All other state taxes                               $             -

  5. Necessary Expenses
     a. Rent or mortgage payment(s)                         $     32,051.90
     b. Utilities                                           $             -
     c. Insurance                                           $             -
     d. Merchandise bought for manufacture or sell          $             -
     e. Other necessary expenses
        Office Supplies & Expenses                          $             -
        Other                                               $             -
                                                            ---------------

TOTAL DISBURSEMENTS                                         $     32,051.90
Less: Disbursements made by Parent or Affiliates            $    (32,051.90)
                                                            ---------------
ADJUSTED TOTAL DISBURSEMENTS                                $             -

                                                            ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD         $      7,961.03

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.      $             -
                                                            ---------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130   $ 10,025,468.00

                                                            ---------------
ENDING BALANCE IN ALL ACCOUNTS                              $ 10,025,468.00
                                                            ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED                     DESCRIPTION                            AMOUNT
-------------                     -----------                            ------
  6/30/2003    Interest Received                                    $      7,961.03
                                                                    ---------------
                                               Total WATP Receipts  $      7,961.03
                                                                    ===============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: June 30, 2003

STATEMENT OF INVENTORY

Beginning Inventory               $          -
Add: purchases                    $          -
Less: goods sold                  $          -
                                  ------------
Ending inventory                  $          -
                                  ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period     $          -
Payroll taxes due but unpaid      $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                           DATE REGULAR      AMOUNT OF          NUMBER OF             AMOUNT OF
        NAME OF CREDITOR/LESSOR           PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
        -----------------------           --------------  ---------------  -------------------  -------------------
North Atlanta Realty                         Monthly        $ 32,121.90             -                $        -
GE Capital (Copier Lease)                    Monthly        $    575.72             -                $        -
Toshiba Easy Lease (Fax)                     Monthly        $     84.41             6                $   506.46
Toshiba Easy Lease (Fax)                     Monthly        $     35.11             6                $   210.66
GE Capital (Copier/Fax Lease)                Monthly        $    612.83             6                $ 3,676.98
Ascom/Hasler (Postage Meter)                Quarterly       $    181.15             -                $        -
Ascom/Hasler (Postage Meter)                Quarterly       $    719.04             1                $   719.04
Imperial Business Credit (Postage Meter)    Quarterly       $    497.83             1                $   497.83

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: June 30, 2003

STATEMENT OF AGED RECEIVABLES

                                               3RD PARTY        INTERCOMPANY         TOTAL
                                            ---------------   ---------------   ---------------
ACCOUNTS RECEIVABLE
     Beginning of month balance             $ 13,137,724.57   $ 20,888,005.99   $ 34,025,730.56
     Add: sales on account                  $             -   $             -   $             -
          expenses paid for affiliate       $             -   $             -   $             -
          cash advanced to affiliate        $             -   $             -   $             -
     Less: collections                      $             -   $             -   $             -
                                            ---------------   ---------------   ---------------
     End of month balance                   $ 13,137,724.57   $ 20,888,005.99   $ 34,025,730.56
                                            ===============   ===============   ===============

0-30 Days  31-60 Days  61-90 Days    Over 90 Days   End of Month Total
---------  ----------  ----------    ------------   ------------------
$       -  $        -  $        -  $ 13,137,724.57    $ 13,137,724.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                               3RD PARTY        INTERCOMPANY         TOTAL
                                            ---------------   ---------------   ---------------
Beginning of month balance                  $      7,043.23   $    791,142.85   $    798,186.08
Add: sales on account                       $     32,801.90   $             -   $     32,801.90
     Cash received on behalf of Affiliate   $             -   $             -   $             -
     Cash received from Affiliate           $             -   $             -   $             -
Less: payments                              $    (32,051.90)  $     32,051.90   $             -
                                            ---------------   ---------------   ---------------
End of month balance                        $      7,793.23   $    823,194.75   $    830,987.98
                                            ===============   ===============   ===============

0-30 Days  31-60 Days  61-90 Days    Over 90 Days   End of Month Total
---------  ----------  ----------    ------------   ------------------
$ 750.00   $        -  $        -     $ 7,043.23        $ 7,793.23

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: June 30, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.   Federal income taxes              Yes (X)                No ( )

       2.   FICA withholdings                 Yes (X)                No ( )

       3.   Employee's withholdings           Yes (X)                No ( )

       4.   Employer's FICA                   Yes (X)                No ( )

       5.   Federal unemployment taxes        Yes (X)                No ( )

       6.   State income tax                  Yes (X)                No ( )

       7.   State employee withholdings       Yes (X)                No ( )

       8.   All other state taxes                  See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                      __________________________________________
                                      For the Debtor In Possession

                                      Henry C. Lyon
                                      Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                           $ 10,025,468.00

RECEIPTS:
  1. Receipts from Operations                               $             -
      Receipts from Operations (Received by Parent)         $             -
  2. Other Receipts                                         $      6,974.24
      Other receipts (Received by Parent or Affiliates)     $             -
                                                            ---------------

TOTAL RECEIPTS                                              $      6,974.24
Less: Receipts received by Parent or Affiliates             $             -
                                                            ---------------
ADJUSTED TOTAL RECEIPTS                                     $      6,974.24

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                            $             -
     b. Others                                              $             -
  4. Taxes
     a. Federal Income Taxes                                $             -
     b. FICA Withholdings                                   $             -
     c. Employee's withholdings                             $             -
     d. Employer's FICA                                     $             -
     e. Federal Unemployment Taxes                          $             -
     f. State Income Tax                                    $             -
     g. State Employee withholdings                         $             -
     h. All other state taxes                               $             -

  5. Necessary Expenses
     a. Rent or mortgage payment(s)                         $     32,050.95
     b. Utilities                                           $             -
     c. Insurance                                           $             -
     d. Merchandise bought for manufacture or sell          $             -
     e. Other necessary expenses
        Office Supplies & Expenses                          $             -
        Other                                               $             -
                                                            ---------------

TOTAL DISBURSEMENTS                                         $     32,050.95
Less: Disbursements made by Parent or Affiliates            $    (32,050.95)
                                                            ---------------
ADJUSTED TOTAL DISBURSEMENTS                                $             -

                                                            ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD         $      6,974.24

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.      $             -
                                                            ---------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130   $ 10,032,442.24

                                                            ---------------
ENDING BALANCE IN ALL ACCOUNTS                              $ 10,032,442.24
                                                            ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED                     DESCRIPTION                          AMOUNT
-------------                     -----------                          ------
  7/31/2003    Interest Received                                    $   6,974.24
                                                                    ------------
                                               Total WATP Receipts  $   6,974.24
                                                                    ============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co. Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: July 31, 2003

STATEMENT OF INVENTORY
----------------------
    Beginning Inventory                              $ -
    Add: purchases                                   $ -
    Less: goods sold                                 $ -
                                                     ---
    Ending inventory                                 $ -
                                                     ===

PAYROLL INFORMATION STATEMENT
-----------------------------
    Gross payroll for this period                    $ -
    Payroll taxes due but unpaid                     $ -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                              DATE REGULAR          AMOUNT OF              NUMBER OF                AMOUNT OF
            NAME OF CREDITOR/LESSOR          PAYMENT IS DUE     REGULAR PAYMENT       PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
            -----------------------          --------------     ----------------      -------------------     -------------------
North Atlanta Realty                             Monthly          $    32,121.90                -                 $        -
GE Capital (Copier Lease)                        Monthly          $       575.72                -                 $        -
Toshiba Easy Lease (Fax)                         Monthly          $        84.41                6                 $   506.46
Toshiba Easy Lease (Fax)                         Monthly          $        35.11                6                 $   210.66
GE Capital (Copier/Fax Lease)                    Monthly          $       612.83                6                 $ 3 676.98
Ascom/Hasler (Postage Meter)                    Quarterly         $       181.15                -                 $        -
Ascom/Hasler (Postage Meter)                    Quarterly         $       719.04                1                 $   719.04
Imperial Business Credit (Postage Meter)        Quarterly         $       497.83                1                 $   497.83

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co. Inc.                 CASE NUMBER: 01-14635-SPS

                       For the Month Ending: July 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                  3RD PARTY               INTERCOMPANY                TOTAL
                                                  ---------               ------------                -----
ACCOUNTS RECEIVABLE
     Beginning of month balance                $ 13,137,724.57          $ 20,888,005.99          $ 34,025,730.56
     Add: sales on account                     $             -          $             -          $             -
             expenses paid for affiliate       $             -          $             -          $             -
             cash advanced to affiliate        $             -          $             -          $             -
     Less: collections                         $             -          $             -          $             -
                                               ---------------          ---------------          ---------------
     End of month balance                      $ 13,137,724.57          $ 20,888,005.99          $ 34,025,730.56
                                               ===============          ===============          ===============

0-30 Days                      31-60 Days             61-90 Days          Over 90 Days           End of Month Total
---------                      ----------             ----------          ------------           ------------------
$       -                      $        -             $        -         $13,137,724.57          $    13,137,724.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                  3RD PARTY               INTERCOMPANY                TOTAL
                                                  ---------               ------------                -----
Beginning of month balance                     $      7,793.23          $    823,194.75          $    830,987.98
Add: sales on account                          $     32,050.95          $             -          $     32,050.95
        Cash received on behalf of Affiliate   $             -          $             -          $             -
        Cash received from Affiliate           $             -          $             -          $             -
Less: payments                                 $    (32,050.95)         $     32,050.95          $             -
                                               ---------------          ---------------          ---------------
End of month balance                           $      7,793.23          $    855,245.70          $    863,038.93
                                               ===============          ===============          ===============

0-30 Days               31-60 Days                 61-90 Days              Over 90 Days          End of Month Total
---------               ----------                 ----------              ------------          ------------------
$       -               $   750.00                 $        -              $   7,043.23          $         7,793.23

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: July 31, 2003

                                TAX QUESTIONNAIRE

     Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.        Federal income taxes                 Yes (X)            No ( )

      2.        FICA withholdings                    Yes (X)            No ( )

      3.        Employee's withholdings              Yes (X)            No ( )

      4.        Employer's FICA                      Yes (X)            No ( )

      5.        Federal unemployment taxes           Yes (X)            No ( )

      6.        State income tax                     Yes (X)            No ( )

      7.        State employee withholdings          Yes (X)            No ( )

      8.        All other state taxes                      See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                ________________________________
                                                For the Debtor In Possession

                                                Henry C. Lyon
                                                Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                      For the Month Ending: August 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                                      $ 10,032 442.24

RECEIPTS:
     1. Receipts from Operations                                                       $             -
         Receipts from Operations (Received by Parent)                                 $             -
     2. Other Receipts                                                                 $      6,735.22
         Other receipts (Received by Parent or Affiliates)                             $             -
                                                                                       ---------------

TOTAL RECEIPTS                                                                         $      6,735.22
Less:  Receipts received by Parent or Affiliates                                       $             -
                                                                                       ---------------
ADJUSTED TOTAL RECEIPTS                                                                $      6,735.22

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                   $             -
         b. Others                                                                     $             -
     4. Taxes
         a. Federal Income Taxes                                                       $             -
         b. FICA Withholdings                                                          $             -
         c. Employee's withholdings                                                    $             -
         d. Employer's FICA                                                            $             -
         e. Federal Unemployment Taxes                                                 $             -
         f. State Income Tax                                                           $             -
         g. State Employee withholdings                                                $             -
         h. All other state taxes                                                      $             -
     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                                $     30,231.72
         b. Utilities                                                                  $             -
         c. Insurance                                                                  $             -
         d. Merchandise bought for manufacture or sell                                 $             -
         e. Other necessary expenses
             Office Supplies & Expenses                                                $             -
             Other                                                                     $        750.00
                                                                                       ---------------

TOTAL DISBURSEMENTS                                                                    $     30,981.72
Less:  Disbursements made by Parent or Affiliates                                      $    (30,981.72)
                                                                                       ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                           $             -
                                                                                       ---------------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                    $      6,735.22

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                                 $             -
                                                                                       ---------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130                              $ 10,039,177.46
                                                                                       ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                         $ 10,039,177.46
                                                                                       ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2003

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130

DATE RECEIVED                     DESCRIPTION                              AMOUNT
-------------                     -----------                              ------
    29.8.2003         Interest Received                                  $ 6,735.22
                                                                         ----------
                                          Total WATP Receipts            $ 6,735.22
                                                                         ==========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: August 31, 2003

STATEMENT OF INVENTORY
----------------------
    Beginning Inventory                              $ -
    Add: purchases                                   $ -
    Less: goods sold                                 $ -
                                                     ---
    Ending inventory                                 $ -
                                                     ===

PAYROLL INFORMATION STATEMENT
-----------------------------
    Gross payroll for this period                    $ -
    Payroll taxes due but unpaid                     $ -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                                DATE REGULAR            AMOUNT OF             NUMBER OF               AMOUNT OF
      NAME OF CREDITOR/LESSOR                  PAYMENT IS DUE       REGULAR PAYMENT      PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
      -----------------------                  --------------       ---------------      -------------------    -------------------
North Atlanta Realty                               Monthly             $ 32,121.90                 -                  $        -
GE Capital (Copier Lease)                          Monthly             $    575.72                 -                  $        -
Toshiba Easy Lease (Fax)                           Monthly             $     84.41                 6                  $   506.46
Toshiba Easy Lease (Fax)                           Monthly             $     35.11                 6                  $   210.66
GE Capital (Copier/Fax Lease)                      Monthly             $    612.83                 6                  $ 3,676.98
Ascom/Hasler (Postage Meter)                      Quarterly            $    181.15                 -                  $        -
Ascom/Hasler (Postage Meter)                      Quarterly            $    719.04                 1                  $   719.04
Imperial Business Credit (Postage Meter)          Quarterly            $    497.83                 1                  $   497.83

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: August 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                  3RD PARTY               INTERCOMPANY                TOTAL
                                                  ---------               ------------                -----
ACCOUNTS RECEIVABLE
Beginning of month balance                     $ 13,137,724.57          $ 20,888,005.99          $ 34,025,730.56
Add: sales on account                          $             -          $             -          $             -
        expenses paid for affiliate            $             -          $             -          $             -
        cash advanced to affiliate             $             -          $             -          $             -
Less: collections                              $             -          $             -          $             -
                                               ---------------          ---------------          ---------------
End of month balance                           $ 13,137,724.57          $ 20,888,005.99          $ 34,025,730.56
                                               ===============          ===============          ===============

0-30 Days                      31-60 Days              61-90 Days        Over 90 Days          End of Month Total
---------                      ----------              ----------       ---------------        ------------------
$       -                      $        -              $        -       $ 13,137,724.57         $   13,137,724.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                  3RD PARTY               INTERCOMPANY                TOTAL
                                                  ---------               ------------                -----
Beginning of month balance                     $      7,793.23          $    855,245.70          $    863,038.93
Add: sales on account                          $     30,231.72          $             -          $     30,231.72
        Cash received on behalf of Affiliate   $             -          $             -          $             -
        Cash received from Affiliate           $             -          $             -          $             -
Less: payments                                 $    (30,981.72)         $     30,981.72          $             -
                                               ---------------          ---------------          ---------------
End of month balance                           $      7,043.23          $    886,227.42          $    893,270.65
                                               ===============          ===============          ===============

0-30 Days                      31-60 Days              61-90 Days         Over 90 Days         End of Month Total
---------                      ----------              ----------       ---------------        ------------------
$       -                      $        -              $        -       $      7,043.23         $        7,043.23

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: August 31, 2003

                                TAX QUESTIONNAIRE

     Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.        Federal income taxes                Yes (X)             No ( )

      2.        FICA withholdings                   Yes (X)             No ( )

      3.        Employee's withholdings             Yes (X)             No ( )

      4.        Employer's FICA                     Yes (X)             No ( )

      5.        Federal unemployment taxes          Yes (X)             No ( )

      6.        State income tax                    Yes (X)             No ( )

      7.        State employee withholdings         Yes (X)             No ( )

      8.        All other state taxes                      See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                ________________________________
                                                For the Debtor In Possession

                                                Henry C. Lyon
                                                Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                    For the Month Ending: September 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                          $     10,039,177.46

RECEIPTS:
  1. Receipts from Operations                              $                 -
     Receipts from Operations (Received by Parent)         $                 -
  2. Other Receipts                                        $          6,538.04
     Other receipts (Received by Parent or Affiliates)     $                 -
                                                           -------------------

TOTAL RECEIPTS                                             $          6,538.04
Less: Receipts received by Parent or Affiliates            $                 -
                                                           -------------------
ADJUSTED TOTAL RECEIPTS                                    $          6,538.04

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                           $                 -
     b. Others                                             $                 -
  4. Taxes
     a. Federal Income Taxes                               $                 -
     b. FICA Withholdings                                  $                 -
     c. Employee's withholdings                            $                 -
     d. Employer's FICA                                    $                 -
     e. Federal Unemployment Taxes                         $                 -
     f. State Income Tax                                   $                 -
     g. State Employee withholdings                        $                 -
     h. All other state taxes                              $                 -

  5. Necessary Expenses
     a. Rent or mortgage payment(s)                        $         30,231.72
     b. Utilities                                          $                 -
     c. Insurance                                          $                 -
     d. Merchandise bought for manufacture or sell         $                 -
     e. Other necessary expenses
        Office Supplies & Expenses                         $                 -
        Other                                              $                 -
                                                           -------------------
TOTAL DISBURSEMENTS                                        $         30,231.72
Less:  Disbursements made by Parent or Affiliates          $        (30,231.72)
                                                           -------------------
ADJUSTED TOTAL DISBURSEMENTS                               $                 -
                                                           -------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD        $          6,538.04

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.     $                 -
                                                           -------------------
ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130  $     10,045,715.50
                                                           -------------------
ENDING BALANCE IN ALL ACCOUNTS                             $     10,045,715.50
                                                           ===================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2003

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130

DATE RECEIVED                     DESCRIPTION                          AMOUNT
-------------                     -----------                       -----------
  9/30/2003    Interest Received                                    $  6,538.04
                                                                    -----------
                                               Total WATP Receipts  $  6,538.04
                                                                    ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                    For the Month Ending: September 30, 2003

STATEMENT OF INVENTORY
   Beginning Inventory                          $          -
   Add: purchases                               $          -
   Less: goods sold                             $          -
                                                ------------
   Ending inventory                             $          -
                                                ============

PAYROLL INFORMATION STATEMENT
   Gross payroll for this period                $          -
   Payroll taxes due but unpaid                 $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                           DATE REGULAR      AMOUNT OF         NUMBER OF              AMOUNT OF
        NAME OF CREDITOR/LESSOR           PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
---------------------------------------   --------------  ---------------  -------------------  -------------------
North Atlanta Realty                         Monthly      $     32,121.90                    -  $                 -
GE Capital (Copier Lease)                    Monthly      $        575.72                    -  $                 -
Toshiba Easy Lease (Fax)                     Monthly      $         84.41                    6  $            506.46
Toshiba Easy Lease (Fax)                     Monthly      $         35.11                    6  $            210.66
GE Capital (Copier/Fax Lease)                Monthly      $        612.83                    6  $          3,676.98
Ascom/Hasler (Postage Meter)                Quarterly     $        181.15                    -  $                 -
Ascom/Hasler (Postage Meter)                Quarterly     $        719.04                    1  $            719.04
Imperial Business Credit (Postage Meter)    Quarterly     $        497.83                    1  $            497.83

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                    For the Month Ending: September 30, 2003

STATEMENT OF AGED RECEIVABLES

                                                             3RD PARTY       INTERCOMPANY            TOTAL
                                                          ---------------  ----------------   ------------------
ACCOUNTS RECEIVABLE

    Beginning of month balance                            $ 13,137,724.57  $  20,888,005.99   $    34,025,730.56
    Add: sales on account                                 $             -  $              -   $                -
         expenses paid for affiliate                      $             -  $              -   $                -
         cash advanced to affiliate                       $             -  $              -   $                -
    Less: collections                                     $             -  $              -   $                -
                                                          ---------------  ----------------   ------------------
    End of month balance                                  $ 13,137,724.57  $  20,888,005.99   $    34,025,730.56
                                                          ===============  ================   ==================

0-30 Days                   31-60 Days                      61-90 Days      Over 90 Days     End of Month Total
---------                   ----------                    ---------------  ----------------   ------------------
$      -                    $        -                    $             -  $  13,137,724.57   $   13,137,724.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                             3RD PARTY       INTERCOMPANY            TOTAL
                                                          ---------------  ----------------   ------------------
Beginning of month balance                                $      7,043.23  $     886,227.42   $       893,270.65
Add: sales on account                                     $     30,231.72  $              -   $        30,231.72
     Cash received on behalf of Affiliate                 $             -  $              -   $                -
     Cash received from Affiliate                         $             -  $              -   $                -
Less: payments                                            $    (30,231.72) $      30,231.72   $                -
                                                          ---------------  ----------------   ------------------
End of month balance                                      $      7,043.23  $     916,459.14   $       923,502.37
                                                          ===============  ================   ==================

0-30 Days                   31-60 Days                      61-90 Days       Over 90 Days     End of Month Total
---------                   ----------                    ---------------  ----------------   ------------------
$       -                   $        -                    $             -  $       7,043.23   $         7,043.23

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                    For the Month Ending: September 30, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.  Federal income taxes               Yes (X)                  No ( )

2.  FICA withholdings                  Yes (X)                  No ( )

3.  Employee's withholdings            Yes (X)                  No ( )

4.  Employer's FICA                    Yes (X)                  No ( )

5.  Federal unemployment taxes         Yes (X)                  No ( )

6.  State income tax                   Yes (X)                  No ( )

7.  State employee withholdings        Yes (X)                  No ( )

8. All other state taxes                        See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                         ______________________________________
                                         For the Debtor In Possession

                                         Henry C. Lyon
                                         Designated Officer

                             OPERATING REPORT Page 6